EXHIBIT 99-1

SCHEDULE I

                The following documents relating to the sale and leaseback transaction, have been provided in this filing:

•	Participation Agreement, dated as of June 26, 2007, among FirstEnergy Generation Corp., as Lessee, FirstEnergy Solutions, as Guarantor, the applicable Lessor, U.S. Bank Trust National Association, as Trust Company, the applicable Owner Participant, The Bank of New York Trust Company, N.A., as Indenture Trustee, and The Bank of New York Trust Company, N.A., as Pass Through Trustee

•	Trust Agreement, dated as of June 26, 2007, between the applicable Owner Participant and U.S. Bank Trust National Association, as Owner Trustee

•	Indenture of Trust, Open-End Mortgage and Security Agreement, dated as of July 1, 2007, between the applicable Lessor and The Bank of New York Trust Company, N.A., as Indenture Trustee

•	6.85% Lessor Note due 2034

•	Bill of Sale and Transfer, dated as of July 1, 2007, between FirstEnergy Generation Corp. and the applicable Lessor

•	Facility Lease Agreement, dated as of July 1, 2007, between FirstEnergy Generation Corp. and the applicable Lessor

•	Site Lease, dated as of July 1, 2007, between FirstEnergy Generation Corp. and the applicable Lessor

•	Site Sublease, dated as of July 1, 2007, between FirstEnergy Generation Corp. and the applicable Lessor

•	Guaranty of FirstEnergy Solutions Corp., dated as of July 1, 2007

•	Support Agreement, dated as of July 1, 2007, between FirstEnergy Generation Corp. and the applicable Lessor

                The corresponding documents listed below are substantially identical in all material respects to the documents listed above, with the following exceptions: (1) conforming changes have been made to reflect the applicable Lessor and Owner Participant; (2) conforming changes have been made to reflect each Lessor’s applicable undivided interest in Unit 1 of the Bruce Mansfield Generating Plant; and (3) the schedules and exhibits to certain documents differ.

Mansfield 2007 Trust A:

1-1	Participation Agreement, dated as of June 26, 2007, among FirstEnergy Generation Corp., as Lessee, FirstEnergy Solutions, as Guarantor, Mansfield 2007 Trust A, as Lessor, U.S. Bank Trust National Association, as Trust Company, Hillbrook Corp., as Owner Participant, The Bank of New York Trust Company, N.A., as Indenture Trustee, and The Bank of New York Trust Company, N.A., as Pass Through Trustee

1-2	Trust Agreement of Mansfield 2007 Trust A, dated as of June 26, 2007, between Hillbrook Corp., as Owner Participant and U.S. Bank Trust National Association, as Owner Trustee

1-3	Indenture of Trust, Open-End Mortgage and Security Agreement, dated as of July 1, 2007, between Mansfield 2007 Trust A, as Mortgagor and Debtor, and The Bank of New York Trust Company, N.A., as Indenture Trustee

1-4	Mansfield 2007 Trust A 6.85% Lessor Note due 2034 in the amount of $204,354,000.00

1-5	Bill of Sale and Transfer, dated as of July 1, 2007, between FirstEnergy Generation Corp., as Grantor, and Mansfield 2007 Trust A, as Grantee

1-6	Facility Lease Agreement, dated as of July 1, 2007, between FirstEnergy Generation Corp., as Lessee, and Mansfield 2007 Trust A, as Lessor

1-7	Site Lease, dated as of July 1, 2007, between FirstEnergy Generation Corp., as Site Lessor, and Mansfield 2007 Trust A, as Site Lessee

1-8	Site Sublease, dated as of July 1, 2007, between FirstEnergy Generation Corp., as Site Sublessee, and Mansfield 2007 Trust A, as Site Sublessor

1-9	Guaranty of FirstEnergy Solutions Corp., dated as of July 1, 2007

1-10	Support Agreement, dated as of July 1, 2007, between FirstEnergy Generation Corp., as Lessee, and Mansfield 2007 Trust A, as Lessor

Mansfield 2007 Trust B:

2-1	Participation Agreement, dated as of June 26, 2007, among FirstEnergy Generation Corp., as Lessee, FirstEnergy Solutions, as Guarantor, Mansfield 2007 Trust B, as Lessor, U.S. Bank Trust National Association, as Trust Company, Hillbrook Corp., as Owner Participant, The Bank of New York Trust Company, N.A., as Indenture Trustee, and The Bank of New York Trust Company, N.A., as Pass Through Trustee

2-2	Trust Agreement of Mansfield 2007 Trust B, dated as of June 26, 2007, between Hillbrook Corp., as Owner Participant and U.S. Bank Trust National Association, as Owner Trustee

2-3	Indenture of Trust, Open-End Mortgage and Security Agreement, dated as of July 1, 2007, between Mansfield 2007 Trust B, as Mortgagor and Debtor, and The Bank of New York Trust Company, N.A., as Indenture Trustee

2-4	Mansfield 2007 Trust B 6.85% Lessor Note due 2034 in the amount of $181,648,000.00

2-5	Bill of Sale and Transfer, dated as of July 1, 2007, between FirstEnergy Generation Corp., as Grantor, and Mansfield 2007 Trust B, as Grantee

2-6	Facility Lease Agreement, dated as of July 1, 2007, between FirstEnergy Generation Corp., as Lessee, and Mansfield 2007 Trust B, as Lessor

2-7	Site Lease, dated as of July 1, 2007, between FirstEnergy Generation Corp., as Site Lessor, and Mansfield 2007 Trust B, as Site Lessee

2-8	Site Sublease, dated as of July 1, 2007, between FirstEnergy Generation Corp., as Site Sublessee, and Mansfield 2007 Trust B, as Site Sublessor

2-9	Guaranty of FirstEnergy Solutions Corp., dated as of July 1, 2007

2-10	Support Agreement, dated as of July 1, 2007, between FirstEnergy Generation Corp., as Lessee, and Mansfield 2007 Trust B, as Lessor

Mansfield 2007 Trust C:

3-1	Participation Agreement, dated as of June 26, 2007, among FirstEnergy Generation Corp., as Lessee, FirstEnergy Solutions, as Guarantor, Mansfield 2007 Trust C, as Lessor, U.S. Bank Trust National Association, as Trust Company, Hillbrook Corp., as Owner Participant, The Bank of New York Trust Company, N.A., as Indenture Trustee, and The Bank of New York Trust Company, N.A., as Pass Through Trustee

3-2	Trust Agreement of Mansfield 2007 Trust C, dated as of June 26, 2007, between Hillbrook Corp., as Owner Participant and U.S. Bank Trust National Association, as Owner Trustee

3-3	Indenture of Trust, Open-End Mortgage and Security Agreement, dated as of July 1, 2007, between Mansfield 2007 Trust C, as Mortgagor and Debtor, and The Bank of New York Trust Company, N.A., as Indenture Trustee

3-4	Mansfield 2007 Trust C 6.85% Lessor Note due 2034 in the amount of $181,648,000.00

3-5	Bill of Sale and Transfer, dated as of July 1, 2007, between FirstEnergy Generation Corp., as Grantor, and Mansfield 2007 Trust C, as Grantee

3-6	Facility Lease Agreement, dated as of July 1, 2007, between FirstEnergy Generation Corp., as Lessee, and Mansfield 2007 Trust C, as Lessor

3-7	Site Lease, dated as of July 1, 2007, between FirstEnergy Generation Corp., as Site Lessor, and Mansfield 2007 Trust C, as Site Lessee

3-8	Site Sublease, dated as of July 1, 2007, between FirstEnergy Generation Corp., as Site Sublessee, and Mansfield 2007 Trust C, as Site Sublessor

3-9	Guaranty of FirstEnergy Solutions Corp., dated as of July 1, 2007

3-10	Support Agreement, dated as of July 1, 2007, between FirstEnergy Generation Corp., as Lessee, and Mansfield 2007 Trust C, as Lessor

Mansfield 2007 Trust D:

4-1	Participation Agreement, dated as of June 26, 2007, among FirstEnergy Generation Corp., as Lessee, FirstEnergy Solutions, as Guarantor, Mansfield 2007 Trust D, as Lessor, U.S. Bank Trust National Association, as Trust Company, Hillbrook Corp., as Owner Participant, The Bank of New York Trust Company, N.A., as Indenture Trustee, and The Bank of New York Trust Company, N.A., as Pass Through Trustee

4-2	Trust Agreement of Mansfield 2007 Trust D, dated as of June 26, 2007, between Hillbrook Corp., as Owner Participant and U.S. Bank Trust National Association, as Owner Trustee

4-3	Indenture of Trust, Open-End Mortgage and Security Agreement, dated as of July 1, 2007, between Mansfield 2007 Trust D, as Mortgagor and Debtor, and The Bank of New York Trust Company, N.A., as Indenture Trustee

4-4	Mansfield 2007 Trust D 6.85% Lessor Note due 2034 in the amount of $181,648,000.00

4-5	Bill of Sale and Transfer, dated as of July 1, 2007, between FirstEnergy Generation Corp., as Grantor, and Mansfield 2007 Trust D, as Grantee

4-6	Facility Lease Agreement, dated as of July 1, 2007, between FirstEnergy Generation Corp., as Lessee, and Mansfield 2007 Trust D, as Lessor

4-7	Site Lease, dated as of July 1, 2007, between FirstEnergy Generation Corp., as Site Lessor, and Mansfield 2007 Trust D, as Site Lessee

4-8	Site Sublease, dated as of July 1, 2007, between FirstEnergy Generation Corp., as Site Sublessee, and Mansfield 2007 Trust D, as Site Sublessor

4-9	Guaranty of FirstEnergy Solutions Corp., dated as of July 1, 2007

4-10	Support Agreement, dated as of July 1, 2007, between FirstEnergy Generation Corp., as Lessee, and Mansfield 2007 Trust D, as Lessor

Mansfield 2007 Trust E:

5-1	Participation Agreement, dated as of June 26, 2007, among FirstEnergy Generation Corp., as Lessee, FirstEnergy Solutions, as Guarantor, Mansfield 2007 Trust E, as Lessor, U.S. Bank Trust National Association, as Trust Company, Hillbrook Corp., as Owner Participant, The Bank of New York Trust Company, N.A., as Indenture Trustee, and The Bank of New York Trust Company, N.A., as Pass Through Trustee

5-2	Trust Agreement of Mansfield 2007 Trust E, dated as of June 26, 2007, between Hillbrook Corp., as Owner Participant and U.S. Bank Trust National Association, as Owner Trustee

5-3	Indenture of Trust, Open-End Mortgage and Security Agreement, dated as of July 1, 2007, between Mansfield 2007 Trust E, as Mortgagor and Debtor, and The Bank of New York Trust Company, N.A., as Indenture Trustee

5-4	Mansfield 2007 Trust E 6.85% Lessor Note due 2034 in the amount of $181,648,000.00

5-5	Bill of Sale and Transfer, dated as of July 1, 2007, between FirstEnergy Generation Corp., as Grantor, and Mansfield 2007 Trust E, as Grantee

5-6	Facility Lease Agreement, dated as of July 1, 2007, between FirstEnergy Generation Corp., as Lessee, and Mansfield 2007 Trust E, as Lessor

5-7	Site Lease, dated as of July 1, 2007, between FirstEnergy Generation Corp., as Site Lessor, and Mansfield 2007 Trust E, as Site Lessee

5-8	Site Sublease, dated as of July 1, 2007, between FirstEnergy Generation Corp., as Site Sublessee, and Mansfield 2007 Trust E, as Site Sublessor

5-9	Guaranty of FirstEnergy Solutions Corp., dated as of July 1, 2007

5-10	Support Agreement, dated as of July 1, 2007, between FirstEnergy Generation Corp., as Lessee, and Mansfield 2007 Trust E, as Lessor

Mansfield 2007 Trust F:

6-1	Participation Agreement, dated as of June 26, 2007, among FirstEnergy Generation Corp., as Lessee, FirstEnergy Solutions, as Guarantor, Mansfield 2007 Trust F, as Lessor, U.S. Bank Trust National Association, as Trust Company, BM1, LLC, as Owner Participant, The Bank of New York Trust Company, N.A., as Indenture Trustee, and The Bank of New York Trust Company, N.A., as Pass Through Trustee

6-2	Trust Agreement of Mansfield 2007 Trust F, dated as of June 26, 2007, between BM1, LLC, as Owner Participant and U.S. Bank Trust National Association, as Owner Trustee

6-3	Indenture of Trust, Open-End Mortgage and Security Agreement, dated as of July 1, 2007, between Mansfield 2007 Trust F, as Mortgagor and Debtor, and The Bank of New York Trust Company, N.A., as Indenture Trustee

6-4	Mansfield 2007 Trust F 6.85% Lessor Note due 2034 in the amount of $204,354,000.00

6-5	Bill of Sale and Transfer, dated as of July 1, 2007, between FirstEnergy Generation Corp., as Grantor, and Mansfield 2007 Trust F, as Grantee

6-6	Facility Lease Agreement, dated as of July 1, 2007, between FirstEnergy Generation Corp., as Lessee, and Mansfield 2007 Trust F, as Lessor

6-7	Site Lease, dated as of July 1, 2007, between FirstEnergy Generation Corp., as Site Lessor, and Mansfield 2007 Trust F, as Site Lessee

6-8	Site Sublease, dated as of July 1, 2007, between FirstEnergy Generation Corp., as Site Sublessee, and Mansfield 2007 Trust F, as Site Sublessor

6-9	Guaranty of FirstEnergy Solutions Corp., dated as of July 1, 2007

6-10	Support Agreement, dated as of July 1, 2007, between FirstEnergy Generation Corp., as Lessee, and Mansfield 2007 Trust F, as Lessor